UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report: (Date of earliest event reported) May 19, 2006


                     OLD REPUBLIC INTERNATIONAL CORPORATION
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      001-10607                  36-2678171
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
of incorporation)                    File Number)            Identification No.)


               307 North Michigan Avenue, Chicago, Illinois 60601
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               (Address of principal executive offices) (Zip Code)

                                 (312) 346-8100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

[    ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[    ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[    ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 140.14d-2(b))

[    ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            --------------------------------------------------------------------
            Appointment of Principal Officers.
            ----------------------------------

At its regularly scheduled meeting on May 17, 2006, the Board of Directors of Old Republic International Corporation (the "Company") appointed James A. Kellogg as the President, effective July 1, 2006. He succeeds Aldo C. Zucaro who continues as the Company's Chairman of the Board and Chief Executive Officer. The Board appointed R. Scott Rager to the newly-created position of Senior Vice President - Administration and Planning. Mr. Rager will also succeed Mr. Kellogg as President and Chief Operating Officer of the Company's subsidiary, Old Republic General Insurance Group, Inc. A copy of the Company's press release dated May 19, 2006, is attached hereto as Exhibit 99.1.


Item 5.03.  Amendments to Articles of Incorporation or By-Laws; Change in
            -------------------------------------------------------------
            Fiscal Year.
            ------------

In conjunction with its appointment of a new President of the Company, the Board of Directors amended the Company's By-Laws at its meeting on May 17, 2006, to distinguish the responsibilities of the Chairman of the Board and Chief Executive Officer, on the one hand, and those of the President, on the other, and to designate a vice president as the Chief Financial Officer. The Company's Amended and Restated By-Laws are attached hereto as Exhibit 99.2.


Item 8.01.  Other Events.
            -------------

At its meeting on May 17, 2006, the Company's Board of Directors approved a stock repurchase program authorizing the Company to make open-market purchases of its common stock of up to $500 million over a 24-month period commencing as future market conditions would warrant.


Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------

(d)         Exhibits

                  99.1. Press release dated May 19, 2006.
                  99.2. Old Republic International Corporation Amended and
                        Restated By-Laws.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         OLD REPUBLIC INTERNATIONAL CORPORATION
                                         Registrant




Date: May 19, 2006                   By: /s/ Karl W. Mueller
                                         -----------------------------------
                                         Karl W. Mueller
                                         Senior Vice President
                                         and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


         Exhibits

99.1     Press release dated May 19, 2006
99.2     Old Republic International Corporation Amended and Restated By-Laws